Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Melvin E. Wentz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of Wind Energy America Inc. on Form 10-K for the year ended June 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Wind Energy America Inc.

Date: October 12, 2010	/s/ Melvin E. Wentz
Melvin E. Wentz Chief Executive Officer (Principal Executive Officer) Interim Chief Financial Officer

A signed original of each of the written statements above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided toWind Energy America Inc. and will be retained by Wind Energy America Inc. and furnished to the Securities and Exchange Commission or its staff upon request.